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                                                                   Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Forms S-8 (No. 33-34019 and No. 333-01019) of Calgon Carbon Corporation of our report dated February 9, 1999, appearing on page 18 of the Annual Report to Stockholders which is incorporated in this Annual Report on Form 10-K.

PRICEWATERHOUSECOOPERS LLP
600 Grant Street
Pittsburgh, PA 15219-2793
March 25, 1999

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